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                                                                   EXHIBIT 10.65

ADDITIONAL CONTRACT NUMBER 1 TO CONTRACT DIJ-1207



SELLER  :  ARGOSY ENERGY INTERNATIONAL AND NEO ENERGY INC.

OBJECT  :  CONTRACT OF PURCHASE AND SALE OF SANTANA CRUDE

PERIOD  :  JANUARY 1, 1998 TO DECEMBER 31, 1998

VALUE   :  UNDETERMINED AMOUNT

The contracting parties, on the one hand the COLOMBIAN OIL COMPANY "ECOPETROL", which will from now on be called ECOPETROL, a Commercial and Industrial Company of the State, duly authorized by Law 165 of 1948 and ruled by its statues, approved by Decree 1209 of 1994, with main domicile in the city of Santafe de Bogota, D.C., represented by LUIS AUGUSTO YEPES G., of legal age, identified with citizenship I.D. No. 19.125.070 issued in Bogota, with domicile in Bogota, who manifests that, in his condition of Vicepresident of International Commerce and Gas of ECOPETROL and duly faculted by the internal regulations of ECOPETROL, in particular by the Administrative Control Manual in its Second Chapter, acts in name and representation of this Company. On the other hand ARGOSY ENERGY INTERNATIONAL, company organized and existing according to the laws of Utah, United States of America, domiciled in Salt Lake City, Utah, with branch established in Colombia, constituted by means of Public Deed number 5323 issued by Notary Seventh of Bogota on October 25, 1993 and inscribed in the Chamber of Commerce of Bogota on November 23, 1983 with registration No. 2008848, represented by SANTIAGO GONZALEZ ANGULO, of legal age, identified with citizenship I.D. No. 5.584.373
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2.
of Barrancabermeja and NEO ENERGY INC., a company organized and existing in accordance with the laws of the State of Texas, United States of America, domiciled in Dallas, Texas, whose branch is established in Colombia, constituted by means of Public Deed number 6.179, issued by Notary Fourth of Bogota on October 23, 1986 and inscribed in the Chamber of Commerce of Bogota, represented by WALDO E. CASAS, of legal age and identified with citizenship I.D. Number
126.688 of Bogota, these companies will from now on be designated as THE SELLER, who together with ECOPETROL have agreed to celebrate the additional contract by means of which the duration of the purchase and sale contract DIJ-1207 is extended, with the following considerations a) That ECOPETROL subscribed the purchase and sale contract DIJ-1207 with companies ARGOSY ENERGY INTERNATIONAL and NEO ENERGY INC. for a period beginning on February 1, 1997 and ending on December 31, 1997; b) That both parties by common consent decided in due time to extend the duration of the contract for twelve (12) additional months; c) That by means of this additional contract the agreement that determined the extension of contract DIJ-1207 is formalized. In accordance with the above mentioned considerations, the parties agree to: CLAUSE ONE-Extend the duration of contract DIJ-1207 for the period included between January first (1), 1998 and December 31, 1998, under the same terms and conditions stipulated in the original contract. CLAUSE TWO-The present document does not constitute a novation of contract DIJ-1207, which continues fully in force in all that has not been modified by this additional contract. Duly signed in Santafe de Bogota, D.C., on January 5, nineteen ninety eight (1998).

COLOMBIAN OIL COMPANY                            ARGOSY ENERGY INTERNATIONAL
LUIS AUGUSTO YEPES G.                            SANTIAGO GONZALEZ ANGULO
Vicepresident of                                 Legal Representative
International Commerce and Gas
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                                NEO ENERGY, INC.

                                 WALDO E. CASAS
                              Legal Representative


This is a fair and accurate English translation of the original document which is in the Colombian language.
                                        /s/  James L. Busby
                                        -------------------
                                        James L. Busby
                                        Secretary and Treasurer
                                        of Aviva Petroleum Inc.